SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 26, 2002
                                                 -------------------------------


                              E*TRADE Group, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                      1-11921                 94-2844166
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


4500 Bohannon Drive, Menlo Park, California                           94025
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:              (650) 331-6000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS

     On July 24, 2002, the Board of Directors accepted the resignation of Mr. David C. Hayden as a Director. The Company is currently engaged in a search to fill the vacancy left by Mr. Hayden's resignation, and will fill the vacancy with an independent outside director.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 26, 2002

                                               E*TRADE Group, Inc.


                                               By: /s/ Russell S. Elmer
                                                  ------------------------------
                                                   Russell S. Elmer
                                                   Assistant Corporate Secretary